UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 14, 2004
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                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           Washington                     000-22418               91-1011792
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  (State or Other Jurisdiction      (Commission File No.)        (IRS Employer
       of Incorporation)                                     Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act
   (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 11, 2004, Itron, Inc. ("we," "our" or "the Company") announced that David G. Remington, vice president and chief financial officer will retire as CFO effective December 31, 2004. Replacing him at that time will be Steven M. Helmbrecht, vice president and general manager, International. Remington will continue to be an employee of Itron on a part time basis for two years, providing financial and strategic advisory services.

Steve Helmbrecht joined Itron in September 2002 as vice president and general manager, International. Prior to joining Itron, Helmbrecht was chief financial officer of LineSoft Corporation, a leading provider of engineering design software and services to the electric utility industry, which Itron acquired in 2002. Helmbrecht spent seven years with SS&C Technologies, Inc., a leading provider of portfolio management and accounting software where he had executive responsibilities for international sales, marketing and operations. Helmbrecht has a B.A. in Business Administration (Accounting) from the University of Washington and a Master of Taxation from the University of Denver.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Number             Description
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99.1               Press Release dated October 11, 2004.



The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     ITRON, INC.

Dated:  October 14, 2004     By:  /s/ DAVID G. REMINGTON
                                     David G. Remington
                                     Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number             Description
--------------     -------------------------------------------------------------

99.1               Press Release dated October 11, 2004.